SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                 June 27, 2001
                                                               ----------------


                                  CERBCO, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


     0-16749                                             54-1448835
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(Commission File Number)                      (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                          20785-1608
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(Address of principal executive offices)                       (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)
                 (301) 773-4560 (24-Hour Fax Vault Information)


                                      None
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          (Former name or former address, if changed since last report)

Item 5.    Other Events.

           See press release of the registrant dated July 12, 2001 attached hereto.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2001             CERBCO, Inc.
                                -----------------------------------------------
                                (Registrant)


                                By: /s/ Robert W. Erikson
                                -----------------------------------------------
                                Robert W. Erikson
                                President

                                                                  PRESS RELEASE
                                                          For Immediate Release

                         CERBCO SECURITIES DELISTED FROM
                            NASDAQ SMALLCAP MARKET(SM)

     LANDOVER, MD, July 12, 2001 - CERBCO, Inc. [OTC: CERB] reported that, as commenced Wednesday, June 27, 2001, the Company's common stock was delisted from The Nasdaq SmallCap Market(SM). This action was implemented by the Nasdaq Listing Qualifications Staff because the Company's common stock failed to attract and maintain a minimum of two active market makers as required under The Nasdaq SmallCap Market(SM) rules.

     The Company's common shares remain available for trading quotation under the continuing ticker symbol CERB on the National Association of Securities Dealers (NASD) OTC Bulletin Board(R) (OTCBB) system [www.otcbb.com] and also under daily "pink sheets" quotations [www.pinksheets.com]. The OTC Bulletin Board(R) is a regulated quotation system that displays real-time quotes, last-sale prices, and volume information in over-the-counter (OTC) securities. The "pink sheets" -- named for the color of paper they've historically been printed on -- are daily listings of price quotes for companies that trade in the OTC market published in both hard copy and electronic format by Pink Sheets LLC, formally known as the National Quotation Bureau.

     CERBCO, Inc. [OTC: CERB] is a parent holding company with a controlling interest in Insituform East, Inc. [NASDAQ: INEI] (excavationless sewer and pipeline rehabilitation).

                                      * * *
Contact:      Robert W. Erikson                    George Wm. Erikson
              President                            Chairman
              (301) 773-1784                       (301) 773-1784